Exhibit 99.1

NYSE:BLD

A leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada

TopBuild Reports Fourth Quarter and
Year-End 2023 Financial Results

Fourth Quarter Highlights

•	Sales increase 1.7% to $1.3 billion
•	Gross margin expands 70 basis points to 30.4%
•	Adjusted EBITDA margin expands 80 basis points to 19.6%

Full Year Highlights

•	Sales increase 3.7% to $5.2 billion
•	Gross margin expands 120 basis points to 30.9%
•	Adjusted EBITDA margin expands 140 basis points to 20.2%

Provides 2024 Sales and Adjusted EBITDA Outlook

Fourth Quarter Financial Highlights

(comparisons are to the quarter ended December 31, 2022)

3 Months Ended 12/31/23	Reported	Change

“Our fourth quarter results cap a year of continuous improvement and profitable growth.

“We are particularly pleased with the performance of our businesses that serve the commercial and industrial end markets, which grew 4.9% in the fourth quarter and 6.2% for the full year.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Sales	$1,286,074	1.7%
Gross Margin	30.4%	70 bps
SG&A as % of revenue	14.5%	90 bps
Operating Profit	$204,800	0.8%
Operating Margin	15.9%	(20 bps)
Net Income	$146,382	1.8%
Net Income per diluted share	$4.60	1.8%

3 Months Ended 12/31/23	Adjusted	Change
Sales	$1,286,074	1.7%
Gross Margin	30.4%	70 bps
SG&A as % of revenue	13.9%	40 bps
Operating Profit	$212,222	3.8%
Operating Margin	16.5%	30 bps
Net Income	$149,305	6.6%
Net Income per diluted share	$4.69	6.6%
EBITDA	$251,641	6.0%
EBITDA Margin	19.6%	80 bps

NYSE:BLD	February 28, 2024	topbuild.com

Full Year 2023 Financial Highlights

(comparisons are to the twelve months ended December 31, 2022)

12 Months Ended 12/31/23	Reported	Change

“2023 was another year of consistent performance and solid execution for TopBuild, demonstrating the strength of our unique operating model and our ability to adapt to changing environments.

“Our unrelenting focus on driving operational efficiencies, striving for operational excellence and improving sales and labor productivity contributed to our solid revenue growth and year-over-year margin expansion.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Sales	$5,194,694	3.7%
Gross Margin	30.9%	120 bps
SG&A as % of revenue	14.0%	20 bps
Operating Profit	$878,825	10.2%
Operating Margin	16.9%	100 bps
Net Income	$614,254	10.5%
Net Income per diluted share	$19.33	12.8%

12 Months Ended 12/31/23	Adjusted	Change
Sales	$5,194,694	3.7%
Gross Margin	30.9%	120 bps
SG&A as % of revenue	13.5%	(10 bps)
Operating Profit	$900,446	11.9%
Operating Margin	17.3%	120 bps
Net Income	$626,857	13.0%
Net Income per diluted share	$19.73	15.3%
EBITDA	$1,049,160	11.5%
EBITDA Margin	20.2%	140 bps

Operating Segment Highlights ($ in 000s)

(comparisons are to the periods ended December 31, 2022)

Installation	3 Months Ended 12/31/23	12 Months Ended 12/31/23	Specialty Distribution	3 Months Ended 12/31/23	12 Months Ended 12/31/23
Sales	$790,414	$3,188,232	Sales	$564,468	$2,268,339
Change			Change
Volume	-3.0%	0.4%	Volume	-0.2%	-1.6%
Price	2.4%	3.6%	Price	0.5%	1.1%
M&A	5.1%	3.6%	M&A	0.0%	0.0%
Dispositions	-0.7%	-0.3%	Dispositions	0.0%	0.0%
Total Change	3.8%	7.3%	Total Change	0.2%	-0.4%
Operating Margin	19.0%	20.2%	Operating Margin	14.8%	14.6%
Change	40 bps	170 bps	Change	50 bps	30 bps
Adj. Operating Margin	19.0%	20.3%	Adj. Operating Margin	14.8%	14.6%
Change	30 bps	180 bps	Change	40 bps	20 bps
Adj. EBITDA Margin	21.4%	22.5%	Adj. EBITDA Margin	17.5%	17.3%
Change	60 bps	190 bps	Change	80 bps	40 bps

NYSE:BLD	February 28, 2024	topbuild.com

Capital Allocation

2023 Acquisitions

The Company acquired four residential insulation installation companies which are expected to generate over $172 million in annual revenue.  They are listed in the chart below.

	TTM Revenue at	Month

“Acquisitions remain the best use of our capital, generating strong returns for our shareholders. We continue to work diligently on our planned acquisition of SPI. All three of our end-markets are highly fragmented and present great opportunities to reinvest our strong free cash flow to drive shareholder value.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Company Acquired	Acquisition ($ millions)	Acquired
SRI Holdings	$62.0	January
Best Insulation	$100.0	July
Rocky Mountain Spray Foam	$5.4	July
Panhandle Insulation	$5.3	October
Total	$172.7
2024 Acquisitions

Year-to-date, the Company has acquired one residential insulation company, Brabble Insulation, and has entered into an agreement to acquire a second residential insulation installer, Morris Black & Sons, which will close on March 1st.  Combined, they are expected to generate approximately $9 million of annual revenue.  The Company also previously announced that it had entered into an agreement to acquire the assets of Pest Control Insulation, a specialty distribution company focused on blended, customized insulation products, accessories, and equipment for sale exclusively to the pest control industry. In 2023, Pest Control Insulation generated approximately $24 million of revenue.  This transaction is expected to close on March 1st.

2024 Outlook

Sales and Adjusted EBITDA Guidance (1)

($ in millions)

2024	Low	High

“We expect 2024 will be another strong year for TopBuild. We see many opportunities in the year ahead to again demonstrate the unique advantages of our operating model and take advantage of our multiple avenues for growth.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Sales	$ 5,360	$ 5,560
Adjusted EBITDA*	$ 1,040	$ 1,130
*See table for adjusted EBITDA reconciliation.

2024 Assumptions
Residential Revenue	Mid Single Digit Growth
Commercial/Industrial Revenue	Mid Single Digit Growth
CapEx (% of Sales)	1.5% to 2.0%
Working Capital Goal (% LTM Sales)	12% to 14%
Income Tax Rate	25% to 27%
Incremental Adjusted EBITDA (Organic)	22% to 27%
Incremental Adjusted EBITDA (Acquisitions Year One)	11% to 16%

NYSE:BLD	February 28, 2024	topbuild.com

(1) This outlook reflects management’s current view of present and future market conditions and are based on assumptions such as housing starts, general and administrative expenses, and interest rates.  These targets do not include any effects related to potential acquisitions or divestitures that may occur after the date of this press release.  A reconciliation of non-GAAP targets to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future and therefore, cannot be reasonably predicted. The effect of these excluded items may be significant.  Factors that could cause actual long-term results to differ materially from TopBuild’s current expectations are discussed below and are also detailed in the Company’s most recent Annual Report on Form 10-K and subsequent SEC reports.

Conference Call

A conference call to discuss fourth quarter 2023 financial results is scheduled for today, Wednesday, February 28, at 9:00 a.m. Eastern Time.  The call may be accessed by dialing (877) 407-9037.  The conference call will be webcast simultaneously on the Company’s website at www.topbuild.com.  In addition, a copy of management’s formal remarks and a presentation that summarizes management’s formal remarks will be available immediately prior to the conference call on www.topbuild.com.

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is a leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada.  We provide insulation installation services nationwide through our Installation segment which has approximately 240 branches located across the United States. We distribute building and mechanical insulation, insulation accessories and other building product materials for the residential, commercial, and industrial end markets through our Specialty Distribution business.  Our Specialty Distribution network encompasses approximately 170 branches.  To learn more about TopBuild please visit our website at www.topbuild.com.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, incremental EBITDA margin, adjusted EBITDA margin, the “adjusted” financial measures presented above, and figures presented on a “same branch basis” are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  The Company believes that these non-GAAP financial measures, which are used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. We define same branch sales as sales from branches in operation for at least 12 full calendar months.  Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP.  Additional information may be found in the Company’s filings with the Securities and Exchange Commission which are available on TopBuild’s website under “SEC Filings” at www.topbuild.com.

NYSE:BLD	February 28, 2024	topbuild.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act.  These forward-looking statements may address, among other things, our expected financial and operational results, the related assumptions underlying our expected results, and our plan to repurchase our common stock under stock repurchase transactions. These forward-looking statements can be identified by words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” “may,” “project,” “estimate” or “intend,” the negative of these terms, and similar references to future periods.  These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.  Our forward-looking statements contained herein speak only as of the date of this press release.  Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements.  Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved and it undertakes no obligation to update any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

Tabitha Zane

tabitha.zane@topbuild.com
386-763-8801

(tables follow)

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

Consolidated Statements of Operations

(in thousands, except share and per common share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net sales	$1,286,074	$1,264,543	$5,194,694	$5,008,744
Cost of sales	894,958	888,871	3,590,874	3,522,025
Gross profit	391,116	375,672	1,603,820	1,486,719

Selling, general, and administrative expense	186,316	172,558	724,995	689,555
Operating profit	204,800	203,114	878,825	797,164

Other income (expense), net:
Interest expense	(19,187)	(16,779)	(74,614)	(56,716)
Other, net	8,729	1,585	21,272	1,687
Other expense, net	(10,458)	(15,194)	(53,342)	(55,029)
Income before income taxes	194,342	187,920	825,483	742,135

Income tax expense	(47,960)	(44,086)	(211,229)	(186,146)
Net income	$146,382	$143,834	$614,254	$555,989

Net income per common share:
Basic	$4.63	$4.54	$19.44	$17.26
Diluted	$4.60	$4.52	$19.33	$17.14

Weighted average shares outstanding:
Basic	31,623,506	31,648,741	31,597,508	32,213,839
Diluted	31,805,569	31,838,352	31,776,901	32,440,405

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

Consolidated Statements of Comprehensive Income

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net income	$146,382	$143,834	$614,254	$555,989
Other comprehensive income (loss):
Foreign currency translation adjustment	4,227	(6,762)	7,255	(15,286)
Comprehensive income	$150,609	$137,072	$621,509	$540,703

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

Consolidated Balance Sheets and Other Financial Data

(dollars in thousands)

	As of December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$848,565	$240,069
Receivables, net of an allowance for credit losses of $23,948 at December 31, 2023, and $20,014 at December 31, 2022	799,009	836,071
Inventories	364,731	438,644
Prepaid expenses and other current assets	36,939	34,257
Total current assets	2,049,244	1,549,041

Right of use assets	204,629	205,892
Property and equipment, net	264,487	253,484
Goodwill	2,042,568	1,966,994
Other intangible assets, net	591,058	614,967
Other assets	10,865	16,453
Total assets	$5,162,851	$4,606,831

LIABILITIES
Current liabilities:
Accounts payable	$469,585	$487,114
Current portion of long-term debt	47,039	40,068
Accrued liabilities	187,217	199,370
Short-term operating lease liabilities	65,780	60,880
Short-term finance lease liabilities	1,917	2,207
Total current liabilities	771,538	789,639

Long-term debt	1,373,028	1,417,257
Deferred tax liabilities, net	243,930	251,481
Long-term portion of insurance reserves	58,783	59,783
Long-term operating lease liabilities	146,213	149,943
Long-term finance lease liabilities	4,150	6,673
Other liabilities	1,554	2,349
Total liabilities	2,599,196	2,677,125

EQUITY	2,563,655	1,929,706
Total liabilities and equity	$5,162,851	$4,606,831

	As of December 31,
	2023	2022
Other Financial Data
Receivable days	53	54
Inventory days	37	45
Accounts payable days	62	66
Receivables, net plus inventories less accounts payable	$694,155	$787,601
Receivables, net plus inventories less accounts payable as a percent of sales (TTM) †	13.2%	15.7%

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2023	2022
Cash Flows Provided by (Used in) Operating Activities:
Net income	$614,254	$555,989
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	132,878	123,335
Share-based compensation	15,838	12,310
Loss on sale of assets	2,349	1,833
Amortization of debt issuance costs	2,881	2,867
Provision for bad debt expense	6,481	5,510
Provision for inventory obsolescence	4,794	6,659
Deferred income taxes, net	(7,476)	6,041
Change in certain assets and liabilities:
Receivables, net	20,812	(169,327)
Inventories	74,529	(93,874)
Prepaid expenses and other current assets	(2,598)	(9,222)
Accounts payable	(8,867)	26,581
Accrued liabilities	(4,444)	20,703
Other, net	(2,022)	6,396
Net cash provided by operating activities	849,409	495,801

Cash Flows Provided by (Used in) Investing Activities:
Purchases of property and equipment	(63,998)	(76,382)
Acquisition of businesses, net of cash acquired	(149,154)	(20,500)
Proceeds from sale of assets	14,982	2,975
Net cash used in investing activities	(198,170)	(93,907)

Cash Flows Provided by (Used in) Financing Activities:
Repayment of long-term debt	(40,138)	(38,658)
Proceeds from revolving credit facility	—	70,000
Repayment of revolving credit facility	—	(70,000)
Taxes withheld and paid on employees' equity awards	(6,528)	(11,719)
Exercise of stock options	3,130	2,028
Repurchase of shares of common stock	—	(250,050)
Payment of contingent consideration	(300)	(1,674)
Net cash used in financing activities	(43,836)	(300,073)
Impact of exchange rate changes on cash	1,093	(1,531)
Net increase in cash and cash equivalents	608,496	100,290
Cash and cash equivalents - Beginning of period	240,069	139,779
Cash and cash equivalents - End of period	$848,565	$240,069

Supplemental disclosure of cash paid for:
Interest	$71,463	$49,888
Income taxes	220,773	186,722

Supplemental disclosure of noncash activities:
Leased assets obtained in exchange for new operating lease liabilities	$56,255	$103,997
Accruals for property and equipment	912	141

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

Segment Data (Unaudited)

(dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	Change	2023	2022	Change
Installation
Sales	$790,414	$761,261	3.8%	$3,188,232	$2,969,978	7.3%

Operating profit, as reported	$149,999	$141,961		$644,392	$548,795
Operating margin, as reported	19.0%	18.6%		20.2%	18.5%

Rationalization charges	41	161		1,923	(174)
Acquisition related costs	11	23		527	135
Operating profit, as adjusted	$150,051	$142,145		$646,842	$548,756
Operating margin, as adjusted	19.0%	18.7%		20.3%	18.5%

Share-based compensation	372	339		1,496	1,296
Depreciation and amortization	18,422	15,869		69,123	62,483
EBITDA, as adjusted	$168,845	$158,353	6.6%	$717,461	$612,535	17.1%
EBITDA margin, as adjusted	21.4%	20.8%		22.5%	20.6%

Specialty Distribution
Sales	$564,468	$563,065	0.2%	$2,268,339	$2,278,261	(0.4)%

Operating profit, as reported	$83,355	$80,692		$330,938	$326,226
Operating margin, as reported	14.8%	14.3%		14.6%	14.3%

Acquisition related costs	−	266		350	1,502
Operating profit, as adjusted	$83,355	$80,958		$331,288	$327,728
Operating margin, as adjusted	14.8%	14.4%		14.6%	14.4%

Share-based compensation	298	104		1,286	1,041
Depreciation and amortization	15,193	13,184		59,607	56,881
EBITDA, as adjusted	$98,846	$94,246	4.9%	$392,181	$385,650	1.7%
EBITDA margin, as adjusted	17.5%	16.7%		17.3%	16.9%

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

Adjusted EBITDA (Unaudited)

(dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	Change	2023	2022	Change
Total net sales
Sales before eliminations	$1,354,882	$1,324,326		$5,456,571	$5,248,239
Intercompany eliminations	(68,808)	(59,783)		(261,877)	(239,495)
Net sales after eliminations	$1,286,074	$1,264,543	1.7%	$5,194,694	$5,008,744	3.7%

Operating profit, as reported - segments	$233,354	$222,653		$975,330	$875,021
General corporate expense, net	(16,787)	(9,650)		(52,067)	(38,018)
Intercompany eliminations	(11,767)	(9,889)		(44,438)	(39,839)
Operating profit, as reported	$204,800	$203,114		$878,825	$797,164
Operating margin, as reported	15.9%	16.1%		16.9%	15.9%

Rationalization charges	41	162		1,923	(172)
Acquisition related costs †	7,381	1,216		19,698	7,974
Operating profit, as adjusted	$212,222	$204,492		$900,446	$804,966
Operating margin, as adjusted	16.5%	16.2%		17.3%	16.1%

Share-based compensation	4,757	2,637		15,836	12,310
Depreciation and amortization	34,662	30,284		132,878	123,335
EBITDA, as adjusted	$251,641	$237,413	6.0%	$1,049,160	$940,611	11.5%
EBITDA margin, as adjusted	19.6%	18.8%		20.2%	18.8%

Sales change period over period	21,531			185,950
EBITDA, as adjusted, change period over period	14,228			108,549
Incremental EBITDA, as adjusted, as a percentage of change in sales	66.1%			58.4%

† Acquisition related costs include corporate level adjustments as well as segment operating adjustments.

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

Same Branch and Acquisition Metrics (Unaudited)

(dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net sales
Same branch:
Installation	$751,971	$756,330	$3,080,770	$2,960,926
Specialty Distribution	564,468	563,065	2,268,339	2,278,261
Eliminations	(68,808)	(59,783)	(261,877)	(239,495)
Total same branch	$1,247,631	$1,259,612	$5,087,232	$4,999,692

Acquisitions (a):
Installation	$38,443	$-	$107,462	$-
Total acquisitions	38,443	-	107,462	-

Dispositions (b):
Installation	$-	$4,931	$-	$9,052
Total dispositions	-	4,931	-	9,052
Total net sales	$1,286,074	$1,264,543	$5,194,694	$5,008,744

EBITDA, as adjusted
Same branch	$246,769	$236,941	$1,033,980	$939,183
Acquisitions (a)	4,872	-	15,180	-
Dispositions (b)	-	472	-	1,428
Total	$251,641	$237,413	$1,049,160	$940,611

EBITDA, as adjusted, as a percentage of sales
Same branch (c)	19.8%		20.3%
Acquisitions (d)	12.7%		14.1%
Total (e)	19.6%	18.8%	20.2%	18.8%

As Adjusted Incremental EBITDA, as a percentage of change in sales
Same branch (f)	NM		108.3%
Acquisitions (d)	12.7%		14.1%
Total (g)	66.1%		58.4%

(a) Represents current year impact of acquisitions in their first twelve months

(b) Represents operating results in prior period previously classified as same branch, including $4,121 net sales and $956 EBITDA, as adjusted, in the third quarter of 2022, respectively

(c) Same branch metric, as adjusted, as a percentage of same branch sales

(d) Acquired metric, as adjusted, as a percentage of acquired sales

(e) Total EBITDA, as adjusted, as a percentage of total sales

(f) Change in same branch EBITDA, as adjusted, as a percentage of change in same branch sales

(g) Change in total EBITDA, as adjusted, as a percentage of change in total sales

NM Not Meaningful

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

Non-GAAP Reconciliations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Gross Profit Reconciliation

Net sales	$1,286,074	$1,264,543	$5,194,694	$5,008,744

Gross profit, as reported	$391,116	$375,672	$1,603,820	$1,486,719

Acquisition related costs	-	15	-	135
Gross profit, as adjusted	$391,116	$375,687	$1,603,820	$1,486,854

Gross margin, as reported	30.4%	29.7%	30.9%	29.7%
Gross margin, as adjusted	30.4%	29.7%	30.9%	29.7%

Selling, General and Administrative Expense Reconciliation

Selling, general, and administrative expense, as reported	$186,316	$172,558	$724,995	$689,555

Rationalization charges	41	162	1,923	(172)
Acquisition related costs	7,381	1,201	19,698	7,839
Selling, general, and administrative expense, as adjusted	$178,894	$171,195	$703,374	$681,888

Operating Profit Reconciliation

Operating profit, as reported	$204,800	$203,114	$878,825	$797,164

Rationalization charges	41	162	1,923	(172)
Acquisition related costs	7,381	1,216	19,698	7,974
Operating profit, as adjusted	$212,222	$204,492	$900,446	$804,966

Operating margin, as reported	15.9%	16.1%	16.9%	15.9%
Operating margin, as adjusted	16.5%	16.2%	17.3%	16.1%

Income Per Common Share Reconciliation

Income before income taxes, as reported	$194,342	$187,920	$825,483	$742,135

Rationalization charges	41	162	1,923	(172)
Acquisition related costs	7,381	1,216	19,698	7,974
Income before income taxes, as adjusted	201,764	189,298	847,104	749,937

Tax rate at 26.0%	(52,459)	(49,217)	(220,247)	(194,984)
Income, as adjusted	$149,305	$140,081	$626,857	$554,953

Income per common share, as adjusted	$4.69	$4.40	$19.73	$17.11

Weighted average diluted common shares outstanding	31,805,569	31,838,352	31,776,901	32,440,405

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net income, as reported	$146,382	$143,834	$614,254	$555,989
Adjustments to arrive at EBITDA, as adjusted:
Interest expense and other, net	10,458	15,194	53,342	55,029
Income tax expense	47,960	44,086	211,229	186,146
Depreciation and amortization	34,662	30,284	132,878	123,335
Share-based compensation	4,757	2,637	15,836	12,310
Rationalization charges	41	162	1,923	(172)
Acquisition related costs	7,381	1,216	19,698	7,974
EBITDA, as adjusted	$251,641	$237,413	$1,049,160	$940,611

Proforma acquisition EBITDA (a)			$6,251
Proforma disposition EBITDA (b)			(3,040)
Proforma TTM EBITDA, as adjusted			$1,052,371

(a) Represents the trailing twelve months proforma impact of acquisitions completed in 2023.
(b) Represents the trailing twelve months proforma impact of dispositions completed in 2023

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

Acquisition Adjusted Net Sales (Unaudited)

(in thousands)

	2023				Year Ended
	Q1	Q2	Q3	Q4	December 31, 2023
Net sales	$1,265,238	$1,317,262	$1,326,120	$1,286,074	$5,194,694
Acquisitions proforma adjustment †	31,847	26,978	5,400	55	64,280
Net sales, acquisition adjusted	$1,297,085	$1,344,240	$1,331,520	$1,286,129	$5,258,974

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

Net Sales by Market (Unaudited)

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Residential	$830,915	$830,789	$3,350,003	$3,272,001
Commercial/Industrial	455,159	433,754	1,844,691	1,736,743
Total net sales	$1,286,074	$1,264,543	$5,194,694	$5,008,744

NYSE:BLD	February 28, 2024	topbuild.com

TopBuild Corp.

2024 Estimated Adjusted EBITDA Range (Unaudited)
(in millions)

	Twelve Months Ending December 31, 2024
	Low	High
Estimated net income, as reported	$588.0	$667.0
Adjustments to arrive at estimated EBITDA, as adjusted:
Interest expense and other, net	60.0	54.0
Income tax expense	206.0	234.0
Depreciation and amortization	140.0	135.0
Share-based compensation	21.0	18.0
Acquisition related costs	25.0	22.0
Estimated EBITDA, as adjusted	$1,040.0	$1,130.0

NYSE:BLD	February 28, 2024	topbuild.com